Filed pursuant to Rule 497(e)

Securities Act File No. 333-196273

Investment Company Act File No. 811-22930

USCF ETF TRUST

USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (SDCI)

Supplement dated December 1, 2020 to the Prospectus of USCF SummerHaven
Dynamic Commodity Strategy No K-1 Fund, dated October 30, 2020

* Principal U.S. Listing Exchange: NYSE Arca, Inc.

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Beginning with the commodity selection process that commences on December 24, 2020, SHIM will revise the composition of the SDCITR to consolidate the existing six commodity sectors that compose the SDCITR into five sectors. Specifically, the SDCITR will be composed of physical non-financial commodity futures contracts with active and liquid markets traded upon futures exchanges in major industrialized countries.

Accordingly, effective December 24, 2020, on pages 3 and 4 of the Prospectus, and separately on pages 11 and 12 of the Prospectus, all of the information contained under the sub-heading “Additional Information about the SDCITR” in each such location is hereby deleted and replaced with the following:

At any time, the SDCITR is comprised of 14 Component Futures Contracts, weighted equally by notional amount, selected each month from a universe of 27 eligible commodities and futures contracts for those commodities. The eligible futures contracts are physical non-financial commodity futures contracts traded on the Futures Exchanges in major industrialized countries, and typically have active and liquid markets. The eligible futures contracts are denominated in U.S. dollars. Beginning with the commodity selection process that commences on December 24, 2020, the universe of eligible commodities, categorized into five commodity sectors, is made up of:

•	petroleum (crude oil (Brent), crude oil (WTI), gas oil, heating oil, and unleaded gasoline)
•	precious metals (gold, silver, and platinum)
•	industrial metals (zinc, nickel, aluminum, copper, lead, and tin)
•	grains (soybean oil, wheat, corn, soybeans, and soybean meal)
•	non-primary sector (sugar, cotton, coffee, cocoa, natural gas, live cattle, lean hogs, feeder cattle)

The SDCITR is based on the notion that commodities with low inventories tend to outperform commodities with high inventories, as commodity prices tend to increase when supply is low and conversely tend to decrease when supply is high. To help assess the current state of commodity inventories, the SDCITR analyzes price-based signals (i.e., backwardation, contango, and momentum) within the universe of eligible commodity futures contracts, as discussed further below.

The SDCITR is rules-based and reconstituted and rebalanced monthly using quantitative formulas, subject to the constraint that each of the four primary commodity sectors above (Petroleum, Grains, Industrial Metals, and Precious Metals) must be represented by at least one Component Futures Contract. There is no requirement that the non-primary sector be so represented. Monthly commodity selection is a two-step process that occurs on the fifth business day prior to the end of the calendar month (the “Selection Date”) based upon the following:

1)	The annualized percentage price difference between the closest-to-expiration Component Futures Contract and the next closest to expiration Component Futures Contract is calculated for each of the 27 eligible Component Futures Contracts on the Selection Date. The 14 commodities with the greatest backwardation (or least contango) are selected where backwardation is measured based on the highest percentage price difference. When evaluating the data from the first step, all four primary commodity sectors must be represented (Petroleum, Grains, Industrial Metals, and Precious Metals).

2)	If the selection of the 14 commodities with the greatest backwardation fails to meet the overall diversification requirement that all four primary commodity sectors be represented in the SDCITR, the commodity with the greatest backwardation among the commodities of the omitted primary sector(s) would be substituted for the commodity with the least backwardation among the fourteen commodities.

The 14 commodities selected are included in the SDCITR for the next month on an equally-weighted basis by notional amount. Due to the dynamic monthly commodity selection, the primary sector weights will vary from approximately 7% to 43% over time, depending on the price observations each month.

The Selection Date for the SDCITR is the fifth business day prior to the end of that calendar month. Following the Selection Date, the SDCITR is reconstituted and rebalanced accordingly during the last four business days of the month.

Additionally, effective December 24, 2020, on page 4 of the Prospectus, and separately on page 13 of the Prospectus, the risk factor paragraphs entitled “Energy Commodities Risk”, “Grains and Soft Product Commodities Risk”, and “Livestock Commodities Risk” are hereby deleted in their entirety and replaced with the following risk factor paragraphs:

Energy Commodities Risk. The prices of energy commodities, which includes each commodity in the petroleum commodities sector and natural gas, are subject to national and global political events such as governmental regulation and intervention, price controls, and restrictions on production levels. Energy commodities have had significant price swings in recent years. Markets for various energy related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers.

Grains, Soft Product, and Livestock Commodities Risk. The prices of these commodities, which are included in the grains and non-primary sectors of the SDCITR, are subject to a number of factors that can cause price fluctuations, including weather conditions, diseases and famine, changes in government policies and trade agreements, planting decisions, and changes in demand.

Please retain this supplement for future reference.